Other Receivables and Other Current Assets, Net	12 Months Ended
Mar. 31, 2025
Prepayments, Receivables and Other Assets, Net [Abstract]
OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET

NOTE 5 – OTHER RECEIVABLES AND OTHER CURRENT ASSETS, NET

Other receivables and other current assets consisted of the following as of March 31, 2025 and 2024:

	As of March 31,
	2025	2024

Receivable from a third-party company*	$414,789	$416,880
Deposits	137,804	-
Loan receivables	124,712	-
Other receivables	108,281	83,634
Total other receivables and other current assets, gross	785,586	500,514
Less: allowance for credit loss	(466,528)	(468,880)
Total other receivables and other current assets, net	$319,058	$31,634

* In June 2019, Taizhou Suxuantang entered into a limited partnership agreement with Huangshan Panjie Investment Management Co., Ltd. (the “Fund” or “Huangshan Panjie”). The company is committed to contribute $7 million (RMB50 million) into the Fund in two installments, with one installment of $3.5 million (RMB 25 million) made on June 14, 2019, and the second installment of $3.5 million (RMB 25 million) to be made no later than October 31, 2019. In June 2020, the Company agreed with the Fund, the GP and other limited partners to withdraw the installment of $3.5 million (RMB 25 million) made on June 14, 2019. For the years ended March 31, 2022 and 2021, the company received payment of $15,581 (RMB 100,000) and $3.1 million (RMB 21.25 million) from Huangshan Panjie, respectively. For the year ended March 31, 2023, the Company received payment of $58,381 (RMB 400,000) from Huangshan Panjie. As no further collection has been made as of March 31, 2023, the Company recorded credit loss provision of $473,237 (RMB 3.25 million) for the remaining balance in full. For the year ended March 31, 2024, the Company received payment of $33,486 (RMB 240,000) from Huangshan Panjie and recorded recovery of credit loss provision of $33,486 (RMB 240,000). The Company has made efforts to collect the remaining balance via court order.